UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 6, 2025 (October 30, 2025)

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MSCI Inc.

(Exact name of Registrant as Specified in Its Charter)

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Delaware	001-33812	13-4038723
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7 World Trade Center, 250 Greenwich Street, 49th Floor, New York, New York 10007

(Address of principal executive offices) (Zip Code)

(212) 804-3900

(Registrant’s telephone number, including area code)

NOT APPLICABLE

(Former name or former address, if changed since last report)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	MSCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01 Regulation FD Disclosure.

In connection with the issuance of the notes described in Item 8.01 of this Current Report on Form 8-K (the “Report”), MSCI Inc. (the “Company”) is updating its outlook for interest expense to reflect the expected impact of that financing. The Company now expects full-year 2025 interest expense, including amortization of financing fees, of approximately $210 to $213 million, compared to prior guidance of $205 to $209 million. This update reflects the issuance described in Item 8.01 and the resulting change in expected average debt balances and effective interest rates for the period. The Company is not updating any other elements of guidance at this time.

The Company’s guidance is based on assumptions about a number of factors, in particular related to macroeconomic factors and the capital markets. These assumptions are subject to uncertainty, and actual results for the year could differ materially from the Company's current guidance. See “Forward-Looking Statements” below. A portion of the Company's interest expense is from its variable-rate indebtedness under its revolving credit facility, while the majority is from its fixed-rate senior unsecured notes. Changes to the secured overnight financing rate (SOFR) and indebtedness levels can cause interest expense to vary.

The information furnished under Item 7.01 of this Report shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 8.01 Other Events.

Notes Offering

On November 6, 2025 (the “Closing Date”), the Company completed its previously announced public offering of $500.0 million in aggregate principal amount of 5.150% senior unsecured notes due 2036 (the “Notes”), pursuant to an Underwriting Agreement (attached hereto as Exhibit 1.1 and incorporated herein by reference), dated as of October 30, 2025, by and between the Company, J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the underwriters listed in Schedule 1 thereto.

The sale of the Notes was registered with the Securities and Exchange Commission (“SEC”) on a Registration Statement on Form S-3 (File No. 333-277791) (the “Registration Statement”). The Notes were offered pursuant to a prospectus dated March 8, 2024 and a prospectus supplement dated October 30, 2025.

The Notes were issued pursuant to an Indenture (attached hereto as Exhibit 4.1 and incorporated herein by reference), dated as of August 8, 2025, by and between the Company and Wilmington Trust, National Association, as trustee (the “Trustee”), as supplemented by the Second Supplemental Indenture (attached hereto as Exhibit 4.2 and incorporated herein by reference), dated as of November 6, 2025, by and between the Company and the Trustee.

A copy of the opinion of Davis Polk & Wardwell LLP, counsel to the Company, relating to the legality of the Notes is filed as Exhibit 5.1 to this Current Report.

***

Forward-Looking Statements.

This Report contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including without limitation, the Company’s full-year 2025 guidance. These forward-looking statements relate to future events or to future financial performance and involve underlying assumptions, as well as known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, levels of activity, performance or achievements to be materially different from any future results, levels of activity, performance or achievements expressed or implied by these statements. In some cases, you can identify forward-looking statements by the use of words such as “may,” “could,” “expect,” “intend,” “plan,” “seek,” “anticipate,” “believe,” “estimate,” “predict,” “potential” or “continue,” or the negative of these terms or other comparable terminology. You should not place undue reliance on forward-looking statements because they involve known and unknown risks, uncertainties and other factors that are, in some cases, beyond the Company’s control and that could materially affect actual results, levels of activity, performance or achievements.

Other factors that could materially affect actual results, levels of activity, performance or achievements can be found in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2024 filed with the SEC on February 7, 2025 and in quarterly reports on Form 10-Q and current reports on Form 8-K filed or furnished with the SEC. If any of these risks, uncertainties or other matters materialize, or if the Company’s underlying assumptions prove to be incorrect, actual results may vary significantly from what the Company projected. Any forward-looking statement in this Report reflects the Company’s current views with respect to future events and is subject to these and other risks, uncertainties and assumptions relating to the Company’s operations, results of operations, growth strategy and liquidity. The Company assumes no obligation to publicly update or revise these forward-looking statements for any reason, whether as a result of new information, future events or otherwise, except as required by law.

Item 9.01	Financial Statements and Exhibits.

(d)    Exhibits.

Exhibit No.	Description
1.1	Underwriting Agreement among MSCI Inc., J.P. Morgan Securities LLC and BofA Securities, Inc., as representatives of the Underwriters listed in Schedule 1 thereto, dated October 30, 2025

4.1	Indenture between MSCI Inc. and Wilmington Trust, National Association, as trustee, dated August 8, 2025 (filed as Exhibit 4.1 to the Company’s Form 8-K (File No. 001-33812), filed with the SEC on August 8, 2025 and incorporated by reference herein)

4.2	Second Supplemental Indenture between MSCI Inc. and Wilmington Trust, National Association, as trustee, dated November 6, 2025

4.3	Form of Global Note representing the Company’s 5.150% Notes due 2036 (included in Exhibit 4.2)

5.1	Opinion of Davis Polk & Wardwell LLP

23.1	Consent of Davis Polk & Wardwell LLP (included in Exhibit 5.1)

104	Cover Page Interactive File, embedded in Inline XBRL

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MSCI Inc.

Date:	November 6, 2025	By:	/s/ Henry A. Fernandez
		Name:	Henry A. Fernandez
		Title:	Chairman and Chief Executive Officer